UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway,

New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2013

Date of reporting period: October 31, 2012

Item 1. Schedule of Investments

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited)

Principal Amount (000s)			Value*
U.S. GOVERNMENT AGENCY SECURITIES—173.5%
Fannie Mae—122.3%
	$213	2.065%, 12/1/30, MBS (i)(l)	$218,321
	2	2.20%, 4/1/30, MBS (i)	2,051
	19	2.243%, 9/1/28, MBS (i)	20,552
	95	2.40%, 3/1/32, MBS (i)(l)	97,190
	9	2.415%, 2/1/32, MBS (i)	8,958
	84	2.445%, 12/1/28, MBS (i)(l)	90,997
	66	2.45%, 11/1/27, MBS (i)(l)	70,835
	6	2.722%, 12/1/25, MBS (i)	6,348
	76	2.75%, 3/1/31, MBS (i)(l)	81,815
	20,000	3.50%, MBS, TBA, 30 Year (e)	21,303,126
	1,424	4.00%, 6/1/39, MBS	1,495,269
	63,000	4.00%, MBS, TBA, 30 Year (e)	67,478,903
	461	4.25%, 11/25/24, CMO (l)	544,424
	6	4.25%, 3/25/33, CMO	5,946
	4,647	4.50%, 7/25/40, CMO (l)	5,114,946
	161,000	4.50%, MBS, TBA, 30 Year (e)	173,729,063
	8	5.00%, 12/1/18, MBS	8,511
	18,991	5.00%, 7/1/35, MBS (l)	20,873,075
	30,468	5.00%, 1/25/38-7/25/38, CMO (l)	33,752,956
	10	5.50%, 12/25/16, CMO	11,108
	18,790	5.50%, 7/25/24-4/25/35, CMO (l)	21,350,673
	25,000	5.50%, MBS, TBA, 30 Year (e)	27,410,162
	100	5.75%, 6/25/33, CMO (l)	113,762
	2,500	5.807%, 8/25/43, CMO (l)	2,931,075
	25	6.00%, 2/25/17, CMO	26,523
	4,494	6.00%, 4/25/17-1/25/44, CMO (l)	5,107,995
	41,823	6.00%, 12/1/32-6/1/40, MBS (l)	46,676,031
	67	6.202%, 12/25/42, CMO (i)(l)	81,825
	41	6.49%, 10/25/42, CMO (i)(l)	46,000
	2,405	6.50%, 5/1/13-11/1/47, MBS	2,735,639
	10,192	6.50%, 6/25/23-6/25/44, CMO (l)	11,897,968
	8,985	6.50%, 9/1/28-7/1/39, MBS (l)	10,352,107
	41	6.85%, 12/18/27, CMO (l)	48,108
	1,075	6.994%, 2/25/42, CMO (i)(l)	1,264,205
	3,209	7.00%, 2/1/15-1/1/47, MBS	3,637,981
	5,768	7.00%, 3/1/16-3/1/35, MBS (l)	6,780,639
	2,945	7.00%, 6/18/27-3/25/45, CMO (l)	3,465,210
	1,302	7.00%, 9/25/41, CMO (i)(l)	1,588,076
	980	7.245%, 10/25/42, CMO (i)(l)	1,167,153
	550	7.50%, 6/1/17-5/1/22, MBS (l)	618,195
	3,728	7.50%, 10/25/22-6/25/44, CMO (l)	4,357,299
	184	7.50%, 4/1/24-5/1/32, MBS	197,144
	174	7.50%, 6/19/30, CMO (i)(l)	200,597
	10	7.50%, 7/25/42-8/25/42, CMO	11,513
	59	7.70%, 3/25/23, CMO (l)	67,867
	1,491	7.991%, 7/19/30, CMO (i)(l)	1,676,152
	451	8.00%, 4/1/19-1/1/35, MBS	525,115
	210	8.00%, 9/25/21, CMO (l)	250,792
	650	8.00%, 5/1/30-11/1/31, MBS (l)	794,163
	26	8.50%, 4/1/16, MBS (l)	26,982
	2,122	8.50%, 9/25/21-6/25/30, CMO (l)	2,446,223
	269	8.50%, 6/1/36, MBS	311,319
	541	9.418%, 5/15/21, MBS (i)	625,575

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
Fannie Mae (continued)
	$172	10.018%, 7/15/27, MBS (i)	$188,322

			483,892,784

Federal Housing Administration—0.7%
	2,989	7.25%, 8/1/31 (g)	2,937,421

Freddie Mac—42.5%
	8	2.262%, 12/1/26, MBS (i)	8,775
	43	2.499%, 9/1/31, MBS (i)(l)	43,133
	7	2.908%, 4/1/33, MBS (i)	7,096
	3,000	4.00%, MBS, TBA, 30 Year (e)	3,201,094
	39,712	4.50%, 5/1/39, MBS (l)	44,122,670
	34	5.00%, 2/15/24, CMO (l)	37,590
	22,134	5.00%, 7/1/35, MBS (l)	24,067,965
	10,688	5.50%, 4/1/39, MBS (l)	11,944,998
	6,000	5.50%, 6/15/41, CMO (l)	7,122,015
	11,181	6.00%, 9/15/16-3/15/35, CMO (l)	12,517,182
	23	6.00%, 9/15/16-3/15/17, CMO	24,808
	501	6.00%, 4/1/17-2/1/34, MBS (l)	544,970
	964	6.00%, 2/1/33-3/1/33, MBS	1,048,407
	279	6.50%, 11/1/16, MBS (l)	283,136
	1,842	6.50%, 8/1/21-9/1/48, MBS	2,061,841
	22,614	6.50%, 9/15/23-3/25/44, CMO (l)	26,173,750
	8	6.50%, 12/15/31, CMO	8,418
	93	6.50%, 9/25/43, CMO (i)(l)	106,301
	882	6.541%, 7/25/32, CMO (i)(l)	1,012,051
	919	6.90%, 9/15/23, CMO (l)	1,051,246
	215	6.90%, 7/25/32, CMO (i)(l)	249,632
	464	6.95%, 7/15/21, CMO (l)	522,413
	8,298	7.00%, 11/1/12-1/1/37, MBS	9,405,926
	2,157	7.00%, 9/1/14-1/1/36, MBS (l)	2,427,960
	9,220	7.00%, 5/15/23-10/25/43, CMO (l)	10,957,140
	4,601	7.50%, 1/1/16-5/1/32, MBS (l)	5,519,061
	1,494	7.50%, 5/15/24-2/25/42, CMO (l)	1,727,008
	543	7.50%, 6/1/25-3/1/37, MBS	605,862
	180	8.00%, 8/15/22-4/15/30, CMO (l)	214,179
	36	8.00%, 7/1/24, MBS	37,830
	625	8.00%, 8/1/24-12/1/26, MBS (l)	749,559
	24	8.50%, 4/15/22, CMO	24,403
	251	8.50%, 10/1/30, MBS	294,540

			168,122,959

Ginnie Mae—5.7%
	7,000	4.50%, MBS, TBA, 30 Year (e)	7,612,500
	6,110	6.00%, 4/15/29-12/15/38, MBS	6,955,070
	1,663	6.50%, 11/20/24-10/20/38, MBS	1,950,357
	43	6.50%, 6/20/32, CMO (l)	50,284
	119	7.00%, 4/15/24-6/15/26, MBS	140,105
	2,742	7.00%, 3/20/31, CMO (l)	3,178,569
	1,615	7.50%, 1/15/17-3/15/29, MBS	1,825,703
	114	7.50%, 6/20/26, CMO (l)	137,154
	56	8.00%, 6/15/16-11/15/22, MBS	59,022
	14	8.50%, 10/15/16-2/15/31, MBS	16,011
	429	9.00%, 6/15/16-1/15/20, MBS	459,829

			22,384,604

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
Small Business Administration Participation Certificates—0.7%
	$443	4.625%, 2/1/25, ABS	$496,789
	290	4.754%, 8/10/14, ABS	298,004
	187	5.038%, 3/10/15, ABS	198,236
	1,171	5.51%, 11/1/27, ABS	1,352,396
	116	5.78%, 8/1/27, ABS	135,511
	109	5.82%, 7/1/27, ABS	126,081
	29	6.30%, 7/1/13	29,206
	174	6.30%, 6/1/18	190,196
	22	6.40%, 8/1/13	22,786
	26	7.20%, 6/1/17	27,913
	14	7.70%, 7/1/16	14,931

			2,892,049

Vendee Mortgage Trust—1.6%
	366	6.50%, 3/15/29, CMO	441,664
	245	6.75%, 2/15/26-6/15/26, CMO (l)	288,568
	4,681	7.50%, 9/15/30, CMO (l)	5,607,022

			6,337,254

Total U.S. Government Agency Securities (cost—$663,089,410)			686,567,071

CORPORATE BONDS & NOTES—57.1%
Airlines—2.8%
	3,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	3,330,000
	588	Northwest Airlines, Inc., 1.184%, 11/20/15, (MBIA) (i)	582,014
		United Air Lines Pass Through Trust,
	2,274	6.636%, 1/2/24	2,433,454
	797	9.75%, 7/15/18 (l)	922,912
	3,276	10.40%, 5/1/18 (l)	3,763,693

			11,032,073

Banking—11.3%
	£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (h)	2,714,397
		BPCE S.A.,
	€50	9.00%, 3/17/15 (h)	64,814
	€300	9.25%, 4/22/15 (h)	384,956
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	€2,000	6.875%, 3/19/20	2,804,764
	$5,900	11.00%, 6/30/19 (a)(b)(d)(h)(l)(m)
		(acquisition cost—$5,900,000; purchased 5/29/09)	7,937,736
	7,700	Discover Bank, 7.00%, 4/15/20 (l)	9,445,221
	£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)	1,307,782
	$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)(l)	5,460,505
	13,000	Regions Financial Corp., 7.75%, 11/10/14 (l)	14,365,000

			44,485,175

Construction & Engineering—0.9%
	3,737	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	3,522,123

Energy—0.7%
	2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	1,974,000
	625	Consol Energy, Inc., 8.25%, 4/1/20	667,187

			2,641,187

Financial Services—24.4%
		Ally Financial, Inc., (l)
	3,000	6.75%, 12/1/14	3,227,076
	6,100	8.30%, 2/12/15	6,848,775
	1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (b)(h)	1,332,000

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
Financial Services (continued)
	$3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(b)(d)(l)(m)
		(acquisition cost—$2,989,860; purchased 6/22/10)	$3,056,241
	3,900	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(l)	4,065,750
	9,000	Citigroup, Inc., 5.00%, 9/15/14 (l)	9,531,414
		Credit Agricole S.A., (h)
	£250	5.136%, 2/24/16	297,479
	£800	8.125%, 10/26/19	1,198,144
		Ford Motor Credit Co. LLC,
	$1,000	6.625%, 8/15/17	1,169,936
	10,000	8.70%, 10/1/14 (l)	11,276,630
	£3,000	General Electric Capital Corp.,
		6.50%, 9/15/67, (converts to FRN on 9/15/17)	4,936,862
	$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (l)	4,737,328
		International Lease Finance Corp., (a)(d)
	2,000	6.75%, 9/1/16	2,270,000
	7,000	7.125%, 9/1/18 (l)	8,260,000
	£300	LBG Capital No.2 PLC, 15.00%, 12/21/19	643,886
	$4,000	Merrill Lynch & Co., Inc., 0.80%, 1/15/15 (i)	3,917,768
		Morgan Stanley,
	8,000	0.775%, 10/18/16 (i)(l)	7,586,416
	AUD 2,700	3.927%, 3/1/13 (i)	2,797,986
	$1,000	6.625%, 4/1/18	1,163,938
		Royal Bank of Scotland PLC, (i)
	2,000	1.047%, 4/11/16	1,810,750
	3,000	1.102%, 9/29/15	2,795,250
		SLM Corp.,
	150	0.615%, 1/27/14 (i)	147,531
	570	3.458%, 2/1/14 (i)	565,902
	1,050	5.00%, 10/1/13	1,089,375
	200	5.375%, 1/15/13	201,336
	1,000	5.375%, 5/15/14	1,051,286
	1,000	8.00%, 3/25/20	1,163,120
	2,500	8.45%, 6/15/18	2,983,575
	1,800	UBS AG, 5.875%, 12/20/17	2,131,456
	4,000	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	4,344,000

			96,601,210

Healthcare & Hospitals—0.4%
	1,500	HCA, Inc., 9.00%, 12/15/14	1,676,250

Hotels/Gaming—0.0%
	100	MGM Resorts International, 9.00%, 3/15/20	112,000

Insurance—5.9%
		American International Group, Inc.,
	6,300	5.85%, 1/16/18 (l)	7,374,616
	3,000	6.25%, 5/1/36 (l)	3,884,958
	3,600	6.40%, 12/15/20 (l)	4,424,915
	£819	6.765%, 11/15/17	1,551,286
	$3,400	8.25%, 8/15/18 (l)	4,425,461
	£850	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,629,569

			23,290,805

Oil & Gas—7.7%
		Anadarko Petroleum Corp. (l),
	$600	6.20%, 3/15/40	766,611
	4,500	6.45%, 9/15/36	5,793,322
	7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (l)	8,236,424

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
Oil & Gas (continued)
		Gaz Capital S.A. for Gazprom,
	€1,000	5.875%, 6/1/15 (a)(d)	$1,416,225
	$2,600	8.625%, 4/28/34 (l)	3,741,140
	1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,617,548
	2,000	Royal Bank of Scotland AG for Gazprom, 9.625%, 3/1/13 (l)	2,052,000
	5,000	Shell International Finance BV, 5.50%, 3/25/40 (l)	6,728,620

			30,351,890

Real Estate Investment Trust—2.2%
	4,500	SL Green Realty Corp., 7.75%, 3/15/20	5,447,317
	3,000	Wells Operating Partnership II L.P., 5.875%, 4/1/18 (l)	3,129,759

			8,577,076

Retail—0.3%
	946	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)(l)	1,266,391

Utilities—0.5%
	2,000	Energy Future Holdings Corp., 10.00%, 1/15/20	2,135,000

Total Corporate Bonds & Notes (cost—$188,101,138)			225,691,180

MORTGAGE-BACKED SECURITIES—49.6%
		Adjustable Rate Mortgage Trust, CMO (i),
	1,594	2.873%, 7/25/35	1,354,348
	3,775	3.155%, 8/25/35	3,514,619
		Banc of America Large Loan, Inc., CMO (a)(d)(i),
	5,073	1.964%, 11/15/15	5,073,619
	2,833	5.686%, 4/24/49	2,922,462
	64	Banc of America Mortgage Securities, Inc., 3.002%, 2/25/35, CMO (i)	61,184
		BCAP LLC Trust, CMO (a)(d)(i),
	211	0.416%, 7/26/36	87,262
	43	2.727%, 6/26/35	29,177
	130	2.741%, 10/26/33	88,640
	574	5.023%, 3/26/36	531,125
	728	Bear Stearns Alt-A Trust, 5.504%, 8/25/36, CMO (i)	492,278
	3,702	Bear Stearns Commercial Mortgage Securities, 7.00%, 5/20/30, CMO (i)	4,239,497
		Celtic Residential Irish Mortgage Securitisation, CMO (i),
	€8,013	0.351%, 11/13/47	7,901,752
	£7,389	0.916%, 12/14/48	8,731,879
	$16	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	17,136
	2,500	Commercial Mortgage Pass Through Certificates, 5.605%, 6/9/28, CMO (a)(d)	2,602,656
		Countrywide Alternative Loan Trust, CMO,
	282	5.50%, 5/25/22	265,401
	1,388	6.25%, 8/25/37	1,010,510
	2,453	6.50%, 7/25/35	989,901
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	1,307	3.46%, 8/25/34 (i)	1,053,118
	4,015	7.50%, 11/25/34 (a)(d)	4,121,503
	550	7.50%, 6/25/35 (a)(d)	548,847
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	339	1.361%, 3/25/34 (i)	295,476
	1,096	7.00%, 2/25/34	1,165,694
		Credit Suisse Mortgage Capital Certificates, CMO,
	2,375	0.384%, 10/15/21 (a)(d)(i)	2,320,689
	2,306	5.695%, 9/15/40 (i)	2,672,458
	2,148	6.50%, 3/25/36	1,431,282
	€2,614	DECO Series, 0.361%, 10/27/20, CMO (i)	3,274,569
	$6,770	Deutsche Mortgage Securities, Inc., 5.00%, 6/26/35, CMO (a)(d)(i)	6,196,337
	€4,232	Emerald Mortgages PLC, 0.231%, 7/15/48, CMO (i)	4,182,075

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
	$387	GMAC Mortgage Corp. Loan Trust, 5.325%, 8/19/34, CMO (i)	$366,074
	2,324	GSAA Trust, 6.00%, 4/1/34, CMO	2,400,548
		GSMPS Mortgage Loan Trust, CMO (a)(d),
	6,031	7.00%, 6/25/43	6,121,952
	88	7.50%, 6/19/27 (i)	89,685
	1,357	8.00%, 9/19/27 (i)	1,408,076
		GSR Mortgage Loan Trust, CMO,
	1,059	0.541%, 12/25/34 (i)	929,057
	558	0.551%, 12/25/34 (i)	522,026
	4,551	5.136%, 11/25/35 (i)	4,579,527
	5,000	5.50%, 11/25/35	4,851,428
	766	6.50%, 1/25/34	811,117
		Harborview Mortgage Loan Trust, CMO (i),
	3,028	0.582%, 10/19/33	2,992,367
	2,950	5.607%, 6/19/36	2,061,846
	155	JPMorgan Alternative Loan Trust, 5.95%, 9/25/36, CMO (i)	156,773
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d)(i),
	5,000	0.664%, 7/15/19	4,770,695
	4,000	5.633%, 3/18/51(g)	4,324,283
		JPMorgan Mortgage Trust, CMO,
	5,846	2.682%, 10/25/36 (i)	5,102,012
	252	5.50%, 8/25/22	245,570
	1,242	5.50%, 6/25/37	1,113,379
	506	Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	493,751
	3,681	Luminent Mortgage Trust, 0.381%, 12/25/36, CMO (i)	2,450,030
	1,636	MASTR Adjustable Rate Mortgage Trust, 3.332%, 10/25/34, CMO (i)	1,327,104
		MASTR Alternative Loans Trust, CMO,
	1,016	6.25%, 7/25/36	809,426
	1,298	6.50%, 3/25/34	1,366,956
	99	7.00%, 4/25/34	100,916
		MASTR Reperforming Loan Trust, CMO (a)(d),
	7,341	7.00%, 5/25/35	6,974,830
	3,960	7.50%, 7/25/35	4,025,137
	83	Merrill Lynch Mortgage Investors, Inc., 5.25%, 8/25/36, CMO (i)	83,681
	1	Morgan Stanley Dean Witter Capital I, 5.50%, 4/25/17, CMO	1,046
		Newgate Funding PLC, CMO (i),
	€3,050	1.502%, 12/15/50	2,598,343
	£4,200	1.653%, 12/15/50	5,336,547
	€3,050	1.752%, 12/15/50	2,128,672
	£3,450	1.903%, 12/15/50	2,725,577
		Nomura Asset Acceptance Corp., CMO (a)(d),
	$2,053	7.00%, 10/25/34	2,075,657
	5,312	7.50%, 3/25/34	5,666,669
	6,158	7.50%, 10/25/34	6,380,495
		Residential Accredit Loans, Inc., CMO,
	3,161	0.391%, 6/25/46 (i)	1,386,246
	3,799	6.00%, 8/25/35	3,373,307
		Residential Asset Mortgage Products, Inc., CMO,
	24	6.50%, 4/25/34	23,666
	362	7.00%, 8/25/16	366,630
	951	8.50%, 10/25/31	1,025,414
	1,516	8.50%, 11/25/31	1,588,627
	546	Structured Adjustable Rate Mortgage Loan Trust, 2.867%, 3/25/34, CMO (i)	554,079
	5,503	Structured Asset Mortgage Investments, Inc., 1.654%, 8/25/47, CMO (i)	3,932,678
	4,918	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	4,516,281
	5,600	UBS Commercial Mortgage Trust, 0.789%, 7/15/24, CMO (a)(d)(i)	5,003,252

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
	$5,000	Wachovia Bank Commercial Mortgage Trust, 0.334%, 9/15/21, CMO (a)(d)(i)	$4,844,648
	575	WaMu Mortgage Pass Through Certificates, 2.467%, 5/25/35, CMO (i)	510,259
		Washington Mutual MSC Mortgage Pass Through Certificates, CMO,
	1,146	6.50%, 8/25/34	1,182,145
	505	7.00%, 3/25/34	534,348
	1,119	7.50%, 4/25/33	1,147,307
		Wells Fargo Mortgage-Backed Securities Trust, CMO (i),
	1,010	2.626%, 6/25/35	1,036,241
	2,045	2.667%, 4/25/36	1,863,476
	112	2.724%, 4/25/36	97,547
	2,800	5.645%, 10/25/36	2,746,562
	5,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	5,738,125

Total Mortgage-Backed Securities (cost—$183,409,139)			196,037,584

SENIOR LOANS (a)(c)—4.1%
Financial Services—3.1%
	12,500	Springleaf Finance Corp., 5.50%, 5/10/17	12,343,750

Healthcare & Hospitals—0.5%
	1,850	HCA, Inc., 2.712%, 5/2/16, Term A2	1,849,769

Hotels/Gaming—0.1%
	500	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(m)
		(acquisition cost—$495,625; purchased 7/10/12)	500,000

Oil & Gas—0.1%
	476	Petroleum Export, 3.379%, 12/20/12, Term B	443,145

Utilities—0.3%
	1,913	Texas Competitive Electric Holdings Co. LLC, 4.719%, 10/10/17	1,243,574

Total Senior Loans (cost—$16,723,334)			16,380,238

ASSET-BACKED SECURITIES—2.9%
	516	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	426,132
		Advanta Business Card Master Trust (b)(i),
	45	0.461%, 6/20/14	42,659
	45	0.461%, 12/22/14	42,659
		Ameriquest Mortgage Securities, Inc. (i),
	1,161	3.736%, 11/25/32	102,317
	279	5.836%, 2/25/33	18,599
	1,354	Bear Stearns Asset-Backed Securities Trust, 0.711%, 9/25/34 (i)	1,088,891
		Conseco Finance Securitizations Corp.,
	598	7.96%, 5/1/31	495,863
	308	7.97%, 5/1/32	221,062
		Conseco Financial Corp.,
	237	6.53%, 2/1/31 (i)	227,991
	461	7.05%, 1/15/27	481,469
	1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,128,759
	4,768	Green Tree, 8.97%, 4/25/38 (a)(d)(i)	5,182,543
	1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (i)	1,108,092
	1,064	Morgan Stanley Capital I, 0.391%, 1/25/36 (i)	1,033,735
	37	Oakwood Mortgage Investors, Inc., 0.444%, 5/15/13, (i)	29,276
	29	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	29,333

Total Asset-Backed Securities (cost—$11,635,964)			11,659,380

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
MUNICIPAL BONDS—0.4%
West Virginia—0.4%
	$1,865	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$1,755,717)	$1,487,972

Shares
CONVERTIBLE PREFERRED STOCK—0.4%
Utilities—0.4%
	27,200	PPL Corp., 9.50%, 7/1/13 (cost—$1,360,000)	1,477,776

Principal Amount (000s)
SOVEREIGN DEBT OBLIGATIONS—0.1%
Ireland—0.1%
	$200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d) (cost—$200,000)	217,288

Shares
COMMON STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
	3,881	SemGroup Corp., Class A (k) (cost—$100,912)	149,971

Units
WARRANTS—0.0%
Construction & Engineering—0.0%
	3,675	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(g)(k)	37

Oil, Gas & Consumable Fuels—0.0%
	4,086	SemGroup Corp., expires 11/30/14 (k)	60,548

Total Warrants (cost—$18,422)			60,585

Principal Amount (000s)
SHORT-TERM INVESTMENTS—2.5%
Repurchase Agreements—2.1%
	$6,500	Citigroup Global Markets, Inc., dated 10/31/12, 0.35%, due 11/1/12, proceeds $6,500,063; collateralized by Freddie Mac, 0.75%, due 10/5/16, valued at $6,647,817 including accrued interest	6,500,000
	900	Morgan Stanley & Co., dated 10/31/12, 0.31%, due 11/1/12, proceeds $900,008; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $926,493 including accrued interest	900,000
	807	State Street Bank & Trust Co., dated 10/31/12, 0.01%, due 11/1/12, proceeds $807,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $824,124 including accrued interest	807,000

Total Repurchase Agreements (cost—$8,207,000)			8,207,000

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
U.S. Treasury Obligations (j)(o)—0.4%
		U.S. Treasury Bills,
	$1,587	0.148%-0.19%, 5/2/13-8/22/13 (cost—$1,585,503)	$1,585,621

Total Short-Term Investments (cost—$9,792,503)			9,792,621

Notional Amount (000s)
OPTIONS PURCHASED (k)—0.0%
Put Options—0.0%
		Fannie Mae, 3.50%-7.50%, TBA, 30 Year (OTC),
	$28,000	strike price $92, expires 12/5/12	—	(n)
	96,000	strike price $92, expires 1/7/13	1
	30,000	strike price $95.47, expires 12/5/12	1
	6,000	strike price $97.50, expires 11/7/12	—	(n)
	15,000	strike price $97.50, expires 12/5/12	—	(n)
	30,000	strike price $99.31, expires 12/5/12	1
	40,000	strike price $99.88, expires 1/7/13	453
	10,000	strike price $100.50, expires 12/5/12	—	(n)
	25,000	strike price $101.50, expires 12/5/12	—	(n)
		Freddie Mac, 4.00%, TBA, 30 Year (OTC),
	3,000	strike price $98.94, expires 12/5/12	—	(n)
		Ginnie Mae, 4.50%, TBA, 30 Year (OTC),
	7,000	strike price $100.06, expires 1/15/13	71

Total Options Purchased (cost—$24,531)			527

Total Investments (cost—$1,076,211,070) (p)—290.6%			1,149,522,193
Liabilities in excess of other assets—(190.6)%			(753,906,808)

Net Assets—100.0%			$395,615,385

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC the (“Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $149,421,815, representing 37.8% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2012.

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after October 31, 2012.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $7,261,741, representing 1.8% of net assets.

(h)	Perpetual maturity. Maturity date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(i)	Variable or Floating Rate Security — Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2012.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)	Non-income producing.

(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(m)	Restricted. The aggregate acquisition cost of such securities is $9,385,485 and the aggregate market value is $11,493,977, representing 2.9% of net assets.

(n)	Value less than $1.

(o)	Rates reflect the effective yields at purchase date.

(p)	At October 31, 2012, the cost basis of portfolio securities of $1,076,211,070 was substantially the same for both for federal income tax and book purposes. Gross unrealized appreciation was $80,020,998; gross unrealized depreciation was $6,709,875; and net unrealized appreciation was $73,311,123.

A summary of the inputs used at October 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/12
Investments in Securities—Assets
U.S. Government Agency Securities	—	$683,629,650	$2,937,421	$686,567,071
Corporate Bonds & Notes:
Airlines	—	3,912,014	7,120,059	11,032,073
All Other	—	214,659,107	—	214,659,107
Mortgage-Backed Securities	—	191,713,301	4,324,283	196,037,584
Senior Loans:
Hotels/Gaming	—	—	500,000	500,000
All Other	—	15,880,238	—	15,880,238
Asset-Backed Securities	—	11,659,380	—	11,659,380
Municipal Bonds	—	1,487,972	—	1,487,972
Convertible Preferred Stock	$1,477,776	—	—	1,477,776
Sovereign Debt Obligations	—	217,288	—	217,288
Common Stock	149,971	—	—	149,971
Warrants:
Construction & Engineering	—	—	37	37
All Other	60,548	—	—	60,548
Short-Term Investments	—	9,792,621	—	9,792,621
Options Purchased:
Interest Rate Contracts	—	527	—	527

Total Investments in Securities—Assets	$1,688,295	$1,132,952,098	$14,881,800	$1,149,522,193

Other Financial Instruments*—Assets
Credit Contracts	—	$3,447,643	—	$3,447,643
Foreign Exchange Contracts	—	68,687	—	68,687

Total Other Financial Instruments*—Assets	—	$3,516,330	—	$3,516,330

Other Financial Instruments*—Liabilities
Credit Contracts	—	$(191,124)	—	$(191,124)
Foreign Exchange Contracts	—	(426,229)	—	(426,229)
Interest Rate Contracts	—	(1,235,463)	—	(1,235,463)

Total Other Financial Instruments*—Liabilities	—	$(1,852,816)	—	$(1,852,816)

Total Investments	$1,688,295	$1,134,615,612	$14,881,800	$1,151,185,707

Security valued at $60,547 was transferred from Level 2 to Level 1 due to the availability of a quoted price in an active market.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended October 31, 2012, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	1/31/12	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3**	Level 3***	10/31/12
Investments in Securities—Assets
U.S. Government Agency Securities	$3,037,482	—	$(89,954)	$1,375	$2,320	$(13,802)	—	—	$2,937,421
Corporate Bonds & Notes:
Airlines	7,893,394	—	(419,242)	(8,592)	9,521	226,992	—	$(582,014)	7,120,059
Mortgage-Backed Securities	—	—	—	—	—	—	$4,324,283	—	4,324,283
Senior Loans:
Hotels/Gaming	—	$495,625	—	253	—	4,122	—	—	500,000
Warrants:
Construction & Engineering	—	37	—	—	—	—	—	—	37

Total Investments	$10,930,876	$495,662	$(509,196)	$(6,964)	$11,841	$217,312	$4,324,283	$(582,014)	$14,881,800

	Ending Balance	Valuation	Unobservable	Input
	at 10/31/12	Techniques Used	Inputs	Values
Investment in Securities – Assets
U.S. Government Agency Securities	$2,937,421	Benchmark Pricing	Security Price Reset	$98.28
Corporate Bonds & Notes	7,120,059	Third-party Pricing Vendor	Single Broker Quote	$107.00–$115.75
Mortgage-Backed Securities	4,324,283	Benchmark Pricing	Security Price Reset	$108.11
Senior Loans	500,000	Third-party Pricing Vendor	Single Broker Quote	$100.00
Warrants	37	Original Cost	Market Price Fluctuation	$0.01

Total Investments	$14,881,800

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because evaluated price from a third-party pricing vendor was not available.

***	Transferred out of Level 3 into Level 2 because evaluated price with observable inputs from a third-party pricing became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at October 31, 2012 was $512,097.

The following table represents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2012:

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended October 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

£—British Pound

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

OTC—Over the Counter

PIK—Payment-in-Kind

TBA—To Be Announced

Other Investments:

(A) OTC credit default swap agreements outstanding at October 31, 2012:

Sell protection swap agreements (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (3)	Credit Spread (2)	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000	0.21%	12/20/13	4.10%	$394,654	—	$394,654
SLM	5,000	0.72	12/20/13	5.00	272,937	$(612,500)	885,437
BNP Paribas:
General Electric	800	0.35	12/20/13	4.60	43,160	—	43,160
Citigroup:
American Express	500	0.21	12/20/13	4.30	25,927	—	25,927
SLM	6,000	0.72	12/20/13	5.00	327,524	518,648	(191,124)
SLM	1,300	0.72	12/20/13	5.00	70,964	(156,000)	226,964
Credit Suisse First Boston:
Nokia Oyj	€2,000	8.81	6/20/17	5.00	(336,872)	(378,750)	41,878
Deutsche Bank:
General Electric	$4,100	0.35	12/20/13	4.78	230,242	—	230,242
General Electric	8,000	0.35	12/20/13	4.82	453,790	—	453,790
SLM	2,600	0.72	12/20/13	5.00	141,927	(318,500)	460,427
Morgan Stanley:
Merrill Lynch & Co.	5,000	1.33	9/20/16	1.00	(56,490)	(741,654)	685,164

					$1,567,763	$(1,688,756)	$3,256,519

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(B)	Centrally cleared interest rate swap agreements outstanding at October 31, 2012:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Depreciation
Goldman Sachs (CME)	$170,000	12/19/22	1.75%	3-Month USD-LIBOR	$292,837	$(1,235,463)

CME— Chicago Mercantile Exchange

LIBOR—London Inter-Bank Offered Rate

OTC—	Over the Counter

(C)	Forward foreign currency contracts outstanding at October 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
101,000 British Pound settling 12/12/12	Royal Bank of Canada	$163,816	$162,968	$(848)
226,000 British Pound settling 12/12/12	Royal Bank of Scotland	363,865	364,660	795
Sold:
2,673,000 Australian Dollar settling 11/21/12	Citigroup	2,723,988	2,770,542	(46,554)
5,723,000 British Pound settling 12/12/12	Credit Suisse First Boston	9,094,230	9,234,290	(140,060)
12,576,000 British Pound settling 12/12/12	Royal Bank of Scotland	20,106,635	20,291,881	(185,246)
4,135,000 Euro settling 1/15/13	Bank of America	5,376,463	5,363,645	12,818
7,264,000 Euro settling 1/15/13	BNP Paribas	9,368,853	9,422,374	(53,521)
5,207,000 Euro settling 1/15/13	UBS	6,809,246	6,754,172	55,074

				$(357,542)

At October 31, 2012, the Fund held $2,405,000 in cash as collateral for derivatives and delayed-delivery securities. The Fund pledged $4,949,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(D) Open reverse repurchase agreements at October 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	10/4/12	11/2/12	$5,184,613	$5,183,000
	0.55	10/22/12	1/22/13	14,168,163	14,166,000
	0.60	8/10/12	11/15/12	1,161,605	1,160,000
	0.60	8/23/12	11/26/12	1,616,884	1,615,000
Credit Suisse First Boston	0.50	9/18/12	12/18/12	2,926,788	2,925,000
	0.60	9/13/12	12/13/12	23,170,907	23,152,000
	0.65	9/18/12	12/18/12	5,271,184	5,267,000
Deutsche Bank	0.43	10/11/12	11/14/12	571,144	571,000
	0.44	10/11/12	11/14/12	105,302,019	105,275,000
	0.62	8/17/12	11/19/12	14,447,887	14,429,000
	0.62	8/22/12	11/21/12	7,198,792	7,190,000
	0.77	9/17/12	12/17/12	4,247,084	4,243,000
	0.80	8/16/12	11/16/12	6,869,735	6,858,000
	0.80	8/17/12	11/19/12	12,373,863	12,353,000
	0.80	8/28/12	11/28/12	1,035,494	1,034,000
Goldman Sachs	0.35	10/11/12	11/14/12	162,835,238	162,802,000
	0.35	10/17/12	11/14/12	2,000,292	2,000,000
JPMorgan Chase	0.60	10/11/12	11/14/12	51,808,126	51,790,000
Royal Bank of Canada	0.662	9/7/12	12/7/12	5,088,141	5,083,000
Royal Bank of Scotland	0.60	8/17/12	11/20/12	20,944,496	20,918,000
UBS	0.52	8/20/12	11/21/12	3,754,955	3,751,000
	0.55	8/20/12	11/21/12	5,772,431	5,766,000

					$457,531,000

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended October 31, 2012 was $411,009,949 at a weighted average interest rate of 0.49%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2012 was $484,320,789.

At October 31, 2012, the Fund held $561,065 and $680,000 in principal value of U.S. Treasury Bills and Corporate Bonds, respectively, and $480,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Item 2. Controls and Procedures

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: December 27, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: December 27, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 27, 2012